Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports First Quarter 2017 Results

ROSEMEAD, Calif., May 1, 2017 - Edison International (NYSE: EIX) today reported first quarter 2017 net income of $362 million, or $1.11 per share, compared to $281 million, or $0.86 per share, in the first quarter of 2016. There were no non-core items in the first quarter 2017 results. First quarter 2016 core earnings were $278 million or $0.85 per share.
Southern California Edison's (SCE) first quarter 2017 net income increased by $54 million, or $0.17 per share, from the first quarter 2016 due to an increase in revenue from the escalation mechanism set forth in the 2015 General Rate Case (GRC) decision, lower operation and maintenance expenses and higher income tax benefits partially offset by higher net financing costs to finance SCE's capital spending program.
Edison International Parent and Other’s first quarter 2017 net income increased by $28 million, or $0.08 per share, compared to first quarter 2016. The increase in net income was due to higher core earnings of $30 million, or $0.09 per share, and $2 million, or $0.01 per share, of lower non-core earnings. The higher core earnings were due to higher income tax benefits related to stock option exercises.
"Edison International is off to a solid start in 2017, reporting first quarter earnings of $1.11 per share," said Pedro Pizarro, Edison International president and chief executive officer. "It is early in the year, so for now we have left our full year guidance unchanged. Our normal practice is to wait until more of the year has gone by before formally updating guidance. At the same time, we recognize there is a bias toward the upper half of the range."
2017 Earnings Guidance

The company reaffirmed its earnings guidance for 2017 as summarized in the following chart. See the presentation accompanying the company’s conference call for further information including key guidance assumptions.
2017 Earnings Guidance

	2017 Earnings Guidance			2017 Earnings Guidance
	as of February 21, 2017			as of May 1, 2017
	Low	Mid	High	Low	Mid	High
EIX Basic EPS	$4.04	$4.14	$4.24	$4.04	$4.14	$4.24
Less: Non-core Items*	-	-	-	-	-	-
EIX Core EPS	$4.04	$4.14	$4.24	$4.04	$4.14	$4.24
* There were no non-core items recorded for the three months ended March 31, 2017.

Edison International Reports First Quarter 2017 Financial Results

A Note on 2016 Results
In March 2016, the Financial Accounting Standards Board issued a new accounting standard for employee share-based payments. Edison International adopted this accounting standard during the fourth quarter of 2016, effective January 1, 2016. Under this new standard, share-based payments may create a permanent difference between the amount of compensation expense recognized for book and tax purposes. The tax impact of this permanent difference is recognized in earnings in the period it is created. First quarter 2016 earnings were updated to reflect the implementation of the accounting standard for share-based payments effective January 1, 2016. See page 5 and the presentation accompanying the company’s conference call for further information.

About Edison International
Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power, as well as a provider of energy services and technologies, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities. Edison International is also the parent company of Edison Energy Group, a portfolio of competitive businesses that provide commercial and industrial customers with energy management and procurement services and distributed solar generation. Edison Energy Group companies are independent from Southern California Edison.

Edison International Reports First Quarter 2017 Financial Results

Appendix

Use of Non-GAAP Financial Measures
Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance of Edison International and Southern California Edison. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to as net income, basic EPS, core earnings, or core EPS also apply to the description of earnings or earnings per share.
Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested awards that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in Edison International Parent and Other.
Safe Harbor Statement
Statements contained in this release about future performance, including, without limitation, operating results, rate base growth, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results include, but are not limited to the:

•	ability of SCE to recover its costs in a timely manner from its customers through regulated rates, including costs related to San Onofre and proposed spending on grid modernization;

•
decisions and other actions by the CPUC, the FERC, the NRC and other regulatory authorities, including determinations of authorized rates of return or return on equity, approval of proposed spending on grid modernization, the outcome of San Onofre CPUC proceedings, and delays in regulatory actions;

•
risks associated with cost allocation, including the potential movement of costs to certain customers, caused by the ability of cities, counties and certain other public agencies to generate and/or purchase electricity for their local residents and businesses, along with other possible customer bypass or departure due to increased adoption of distributed energy resources or technological advancements in the generation, storage, transmission, distribution and use of electricity, and supported by public policy, government regulations and incentives;

•
risks inherent in SCE’s transmission and distribution infrastructure investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), and governmental approvals;

•
ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities and wildfire-related liability, and to recover the costs of such insurance or in the absence of insurance the ability to recover uninsured losses; and

•	risks associated with the decommissioning of San Onofre, including those related to public opposition, permitting, governmental approvals, and cost overruns.

Other important factors are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this news release. Edison International and

Edison International Reports First Quarter 2017 Financial Results

SCE also routinely post or provide direct links to presentations, documents and other information that may be of interest to investors at www.edisoninvestor.com (Events and Presentations) in order to publicly disseminate such information.
These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.
Reminder: Edison International Will Hold a Conference Call Today
When:    Monday, May 1, 2017, 1:30 p.m. (Pacific Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-866-419-5469 (US) and 1-203-369-0769 (Int’l) - Passcode: 48652
Telephone replay available through May 15, 2017
Webcast:     www.edisoninvestor.com

Edison International Reports First Quarter 2017 Financial Results

First Quarter Reconciliation of Basic Earnings Per Share to Core Earnings Per Share

	Three months ended March 31,
	2017	2016[1]	Change
Earnings (loss) per share attributable to Edison International
Continuing operations
SCE	$1.07	$0.90	$0.17
Edison International Parent and Other	0.04	(0.04)	0.08
Discontinued operations	—	—	—
Edison International	1.11	0.86	0.25
Less: Non-core items
SCE	—	—	—
Edison International Parent and Other	—	0.01	(0.01)
Discontinued operations	—	—	—
Total non-core items	—	0.01	(0.01)
Core earnings (losses)
SCE	1.07	0.90	0.17
Edison International Parent and Other	0.04	(0.05)	0.09
Edison International	$1.11	$0.85	$0.26
Note: Diluted earnings were $1.10 and $0.85 per share for the three months ended March 31, 2017 and 2016, respectively.

First Quarter Reconciliation of Basic Earnings to Core Earnings (in millions)

	Three months ended March 31,
(in millions)	2017	2016[1]	Change
Net income (loss) attributable to Edison International
Continuing operations
SCE	$349	$295	$54
Edison International Parent and Other	13	(15)	28
Discontinued operations	—	1	(1)
Edison International	362	281	81
Less: Non-core items
SCE	—	—	—
Edison International Parent and Other	—	2	(2)
Discontinued operations	—	1	(1)
Total non-core items	—	3	(3)
Core earnings (losses)
SCE	349	295	54
Edison International Parent and Other	13	(17)	30
Edison International	$362	$278	$84

1 In the 2016 Form 10-K, first quarter 2016 earnings were updated to reflect the implementation of the accounting standard for share-based payments effective January 1, 2016. Previously reported first quarter 2016 net income was $271 million, or $0.83 per share, and core earnings were $268 million, or $0.82 per share.

Edison International Reports First Quarter 2017 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended March 31,
(in millions, except per-share amounts, unaudited)	2017	2016
Total operating revenue	$2,463	$2,440
Purchased power and fuel	784	794
Operation and maintenance	596	629
Depreciation, decommissioning and amortization	499	477
Property and other taxes	100	92
Impairment and other charges	5	—
Total operating expenses	1,984	1,992
Operating income	479	448
Interest and other income	33	31
Interest expense	(152)	(140)
Other expenses	(8)	(6)
Income from continuing operations before income taxes	352	333
Income tax (benefit) expense	(40)	28
Income from continuing operations	392	305
Income from discontinued operations, net of tax	—	1
Net income	392	306
Preferred and preference stock dividend requirements of SCE	31	30
Other noncontrolling interests	(1)	(5)
Net income attributable to Edison International common shareholders	$362	$281
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$362	$280
Income from discontinued operations, net of tax	—	1
Net income attributable to Edison International common shareholders	$362	$281
Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326
Continuing operations	$1.11	$0.86
Total	$1.11	$0.86
Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	329
Continuing operations	$1.10	$0.85
Total	$1.10	$0.85
Dividends declared per common share	$0.5425	$0.4800

Edison International Reports First Quarter 2017 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	March 31, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$150	$96
Receivables, less allowances of $55 and $62 for uncollectible accounts at respective dates	688	714
Accrued unbilled revenue	266	370
Inventory	237	239
Derivative assets	69	73
Regulatory assets	394	350
Other current assets	242	281
Total current assets	2,046	2,123
Nuclear decommissioning trusts	4,352	4,242
Other investments	89	83
Total investments	4,441	4,325
Utility property, plant and equipment, less accumulated depreciation and amortization of $9,321 and $9,000 at respective dates	36,951	36,806
Nonutility property, plant and equipment, less accumulated depreciation of $102 and $99 at respective dates	217	194
Total property, plant and equipment	37,168	37,000
Regulatory assets	7,674	7,455
Other long-term assets	411	416
Total long-term assets	8,085	7,871

Total assets	$51,740	$51,319

Edison International Reports First Quarter 2017 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	March 31, 2017	December 31, 2016
LIABILITIES AND EQUITY
Short-term debt	$295	$1,307
Current portion of long-term debt	981	981
Accounts payable	844	1,342
Accrued taxes	86	50
Customer deposits	272	269
Derivative liabilities	237	216
Regulatory liabilities	804	756
Other current liabilities	897	991
Total current liabilities	4,416	5,912
Long-term debt	11,662	10,175
Deferred income taxes and credits	8,523	8,327
Derivative liabilities	989	941
Pensions and benefits	1,358	1,354
Asset retirement obligations	2,585	2,590
Regulatory liabilities	5,910	5,726
Other deferred credits and other long-term liabilities	2,048	2,102
Total deferred credits and other liabilities	21,413	21,040
Total liabilities	37,491	37,127
Commitments and contingencies
Redeemable noncontrolling interest	7	5
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at respective dates)	2,510	2,505
Accumulated other comprehensive loss	(49)	(53)
Retained earnings	9,590	9,544
Total Edison International's common shareholders' equity	12,051	11,996
Noncontrolling interests – preferred and preference stock of SCE	2,191	2,191
Total equity	14,242	14,187

Total liabilities and equity	$51,740	$51,319

Edison International Reports First Quarter 2017 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Three months ended March 31,
(in millions, unaudited)	2017	2016
Cash flows from operating activities:
Net income	$392	$306
Less: income from discontinued operations	—	1
Income from continuing operations	392	305
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	520	499
Allowance for equity during construction	(19)	(22)
Impairment and other charges	5	—
Deferred income taxes and investment tax credits	(13)	27
Other	5	5
Nuclear decommissioning trusts	1	(106)
Changes in operating assets and liabilities:
Receivables	26	117
Inventory	2	(1)
Accounts payable	(226)	(184)
Prepaid and accrued taxes	34	66
Other current assets and liabilities	50	(43)
Derivative assets and liabilities	(12)	5
Regulatory assets and liabilities	129	119
Other noncurrent assets and liabilities	(15)	68
Net cash provided by operating activities	879	855
Cash flows from financing activities:
Long-term debt issued or remarketed, net of discount and issuance costs of $11 and $3 for respective periods	1,524	397
Long-term debt matured	(40)	(40)
Preference stock issued, net	—	294
Preference stock redeemed	—	(125)
Short-term debt financing, net	(1,013)	(332)
Settlements of stock-based compensation, net	(139)	(51)
Dividends to noncontrolling interests	(37)	(35)
Dividends paid	(177)	(156)
Other	(6)	3
Net cash provided by (used in) financing activities	112	(45)
Cash flows from investing activities:
Capital expenditures	(939)	(951)
Proceeds from sale of nuclear decommissioning trust investments	1,718	793
Purchases of nuclear decommissioning trust investments	(1,719)	(687)
Other	3	11
Net cash used in investing activities	(937)	(834)
Net increase (decrease) in cash and cash equivalents	54	(24)
Cash and cash equivalents at beginning of period	96	161
Cash and cash equivalents at end of period	$150	$137